AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT

This Amendment No.1 to the Registration Rights Agreement (this “Amendment No.1”) is made and entered into as of April 30, 2011, by and among Plastec Technologies, Ltd. (formerly GSME Acquisition Partners I), an exempted company organized under the laws of the Cayman Islands (the “Company”), and the undersigned parties listed under Investors on the signature page to this Amendment No.1 (each, an “Investor” and collectively, the “Investors”).  The Company and the Investors are hereinafter referred to as the “Parties.”  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in the Registration Rights Agreement (defined below).

RECITALS

WHEREAS, the Parties entered into a Registration Rights Agreement dated as of December 16, 2010 (the “Registration Rights Agreement”) pursuant to that certain Amended and Restated Agreement and Plan of Reorganization, dated as of September 13, 2010, as amended on December 9, 2010 (the “Merger Agreement”), among the Company, GSME Acquisition Partners I Sub Limited, Plastec International Holdings Limited and the Investors;

WHEREAS, the Parties are entering into an amendment to the Merger Agreement as of the date hereof (the “Amendment No.2 to the Merger Agreement”) to remove the requirement to issue Earnout Shares (as defined in the Merger Agreement) at a later date and instead issue a certain number of Ordinary Shares to the Investors on the date hereof;

WHEREAS, pursuant to Section 6.7 of the Registration Rights Agreement, no amendment of the Registration Rights Agreement will be binding on any party unless executed in writing by such party; and

WHEREAS, the Parties wish to amend the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.           The first sentence of the definition of “Registrable Securities” contained in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

“Registrable Securities” means all of the Ordinary Shares issued to the Investors pursuant to the Merger Agreement, as further amended by Amendment No.2 to the Merger Agreement.

2.           Except as specifically provided in this Amendment, no provision of the Registration Rights Agreement is modified, changed, waived, discharged or otherwise terminated and the Registration Rights Agreement shall continue to be in full force and effect.

This Amendment No.1 constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.  This Amendment No.1 may be executed and delivered (including by facsimile) in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

PLASTEC TECHNOLOGIES, LTD.

By:	/s/ Kin Sun Sze-To
Name: Kin Sun Sze-To
Title:

INVESTORS:

SUN YIP INDUSTRIAL COMPANY
LIMITED

	By:	Kin Sun Sze-To
Name: Kin Sun Sze-To
Title:

TIGER POWER INDUSTRIES LIMITED

	By:	Kin Sun Sze-To
Name: Kin Sun Sze-To
Title:

EXPERT RANK LIMITED

By:	/s/ Ho Leung Ning
Name: Ho Leung Ning
Title:

FINE COLOUR LIMITED

By:	/s/ Tan Chin Hien
Name: Tan Chin Hien
Title:

CATHAY PLASTIC LIMITED

By:	Leung Ping Chung Hermann
Name: Leung Ping Chung Hermann
Title:

GREATEST SINO HOLDINGS LIMITED

By:	/s/ Wong Mei Ling
Name: Wong Mei Ling
Title:

COLOURFUL ASIA INTERNATIONAL LIMITED

By:	/s/ Tam Yuk Sang Sammy
Name: Tam Yuk Sang Sammy
Title:

TOP UNIVERSE MANAGEMENT LIMITED

By:	/s/ Hung Kwok Wa
Name: Hung Kwok Wa
Title: